UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	3/31/07

ITEM 1.               REPORT TO STOCKHOLDERS

MARCH 31, 2007

Semiannual Report
to Shareholders

DWS Short Duration Plus Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Investment Management Agreement Approval

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund may invest in lower-quality and nonrated securities, which present greater risk of loss of principal and interest than higher-quality securities. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. In addition, the fund is subject to liquidity risk. Liquidity risk is the risk that a security cannot be sold quickly at a price that reflects our estimate of its value. The fund limits its investments in illiquid securities to 15% of net assets. Please read the fund's prospectus for specific details regarding its risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2007

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 2.75%. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a contingent deferred sales charge (CDSC) of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2007 are 1.03% and 1.78% for Class A and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns may differ by share class.

Returns shown for Class A shares prior to its inception on November 29, 2002 and for Class C shares prior to its inception on February 3, 2003 are derived from the historical performance of the Investment Class shares of DWS Short Duration Plus Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. On October 23, 2006, Investment Class was renamed Class S.

Prior to November 17, 2004, performance of the Fund shown in this section was obtained while the Fund had a different investment objective and investment strategies, and different fees and expenses. The returns during the year 2004 include a 2.7% one-time effect of the conversion of the Fund from a stable value fund to a short-term bond fund and in the absence of such conversion, the returns would have been lower.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/07
DWS Short Duration Plus Fund	6-Month‡	1-Year	3-Year	5-Year	Life of Fund*
Class A	3.25%	6.79%	5.05%	4.68%	5.18%
Class C	2.94%	6.02%	4.34%	3.94%	4.41%
Lehman 1-3 Year Government/Credit Index+	2.47%	5.30%	2.52%	3.55%	4.56%

Sources: Lipper Inc. and Deutsche Asset Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on December 23, 1998. Index returns began on December 31, 1998.
Net Asset Value and Distribution Information
	Class A	Class C
Net Asset Value: 3/31/07	$ 9.94	$ 9.93
9/30/06	$ 9.88	$ 9.87
Distribution Information: Six Months as of 3/31/07: Income Dividends	$ .19	$ .16
Capital Gain Distributions	$ .06	$ .06
March Income Dividend	$ .0380	$ .0327
SEC 30-day Yield*	4.50%	3.87%
Current Annualized Distribution Rate*	4.59%	3.95%
* The SEC yield is net investment income per share earned over the month ended March 31, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 4.30% and 3.72% for Class A and Class C shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on March 31, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 4.39% and 3.80% for Class A and Class C shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class A Lipper Rankings — Short Investment Grade Debt Funds Category as of 3/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	5	of	241	3
3-Year	4	of	200	2

Prior to November 17, 2004 the Fund had a different investment objective and investment strategy. On February 28, 2005 the Fund's Lipper category changed from the Intermediate Investment Grade Debt Funds Category to the Short Investment Grade Debt Funds Category. Performance and rankings prior to November 17, 2004 should not be considered representative of the present Fund.

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Short Duration Plus Fund — Class A [] Lehman 1-3 Year Government/Credit Index+

Yearly periods ended March 31

Class A shares' growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/07
DWS Short Duration Plus Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$10,386	$11,274	$12,223	$14,765
	Average annual total return	3.86%	4.08%	4.10%	4.82%
Class C	Growth of $10,000	$10,602	$11,361	$12,132	$14,294
	Average annual total return	6.02%	4.34%	3.94%	4.41%
Lehman 1-3 Year Government/Credit Index+	Growth of $10,000	$10,530	$10,774	$11,905	$14,448
	Average annual total return	5.30%	2.52%	3.55%	4.56%

The growth of $10,000 is cumulative.

* The Fund commenced operations on December 23, 1998. Index returns began on December 31, 1998.
+ Lehman 1-3 Year Government/Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as all investment grade corporate debt securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2007 is 0.79% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns may differ by share class.

Prior to November 17, 2004, performance of the Fund shown in this section was obtained while the Fund had a different investment objective and investment strategies, and different fees and expenses. The returns during the year 2004 include a 2.7% one-time effect of the conversion of the Fund from a stable value fund to a short-term bond fund and in the absence of such conversion, the returns would have been lower.

Average Annual Total Returns as of 3/31/07
DWS Short Duration Plus Fund	6-Month‡	1-Year	3-Year	5-Year	Life of Fund**
Class S*	3.25%	6.79%	5.13%	4.83%	5.38%
Lehman 1-3 Year Government/Credit Index+	2.47%	5.30%	2.52%	3.55%	4.56%

Sources: Lipper Inc. and Deutsche Asset Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* On October 23, 2006, Investment Class was renamed Class S.
** The Fund commenced operations on December 23, 1998. Index returns began on December 31, 1998.
Net Asset Value and Distribution Information
Class S*
Net Asset Value: 3/31/07	$ 9.95
9/30/06	$ 9.89
Distribution Information: Six Months as of 3/31/07: Income Dividends	$ .19
Capital Gain Distributions	$ .06
March Income Dividend	$ .0381
SEC 30-day Yield**	4.63%
Current Annualized Distribution Rate**	4.59%
* On October 23, 2006, Investment Class was renamed Class S.
** The SEC yield is net investment income per share earned over the month ended March 31, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 4.56% for Class S shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on March 31, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 4.52% for Class S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class S Lipper Rankings — Short Investment Grade Debt Funds Category as of 3/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	5	of	241	3
3-Year	3	of	200	2
5-Year	2	of	146	2

Prior to November 17, 2004 the Fund had a different investment objective and investment strategy. On February 28, 2005 the Fund's Lipper category changed from the Intermediate Investment Grade Debt Funds Category to the Short Investment Grade Debt Funds Category. Performance and rankings prior to November 17, 2004 should not be considered representative of the present Fund.

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Short Duration Plus Fund — Class S [] Lehman 1-3 Year Government/Credit Index+

Yearly periods ended March 31
Comparative Results as of 3/31/07
DWS Short Duration Plus Fund		1-Year	3-Year	5-Year	Life of Fund**
Class S*	Growth of $10,000	$10,679	$11,620	$12,660	$15,422
	Average annual total return	6.79%	5.13%	4.83%	5.38%
Lehman 1-3 Year Government/Credit Index+	Growth of $10,000	$10,530	$10,774	$11,905	$14,448
	Average annual total return	5.30%	2.52%	3.55%	4.56%

The growth of $10,000 is cumulative.

* On October 23, 2006, Investment Class was renamed Class S.
** The Fund commenced operations on December 23, 1998. Index returns began on December 31, 1998.
+ Lehman 1-3 Year Government/Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as all investment grade corporate debt securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2006 to March 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2007
Actual Fund Return	Class A	Class C	Class S*
Beginning Account Value 10/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/07	$ 1,032.50	$ 1,029.40	$ 1,032.50
Expenses Paid per $1,000**	$ 4.36	$ 8.15	$ 4.36
Hypothetical 5% Fund Return	Class A	Class C	Class S*
Beginning Account Value 10/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/07	$ 1,020.64	$ 1,016.90	$ 1,020.64
Expenses Paid per $1,000**	$ 4.33	$ 8.10	$ 4.33
* On October 23, 2006, Investment Class was renamed Class S.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class S
DWS Short Duration Plus Fund	.86%	1.61%	.86%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Managers Bill Chepolis and Matthew MacDonald discuss the fund's strategy and the market environment during the six-month period ended March 31, 2007.

Q: How did DWS Short Duration Plus Fund perform during the semiannual period?

A: The fund's Class A shares produced a total return of 3.25% for the six months ended March 31, 2007. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.) The fund's benchmark, the Lehman 1-3 Year US Government/Credit Index, produced a total return of 2.47% for the same period.1 The average return for the Lipper Short Investment Grade Debt Funds category for the six months was 2.45%.2

1 The Lehman 1-3 Year US Government/Credit Index is an unmanaged index consisting of all US government agency and Treasury securities, as well as all investment grade corporate debt securities with maturities of one to three years. Index returns assume reinvestment of all distributions and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Short Investment Grade Debt Funds category includes funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Short Investment Grade Debt Funds category. For the 1-, 5- and 10-year periods this category's average was 4.98% (241 funds), 3.20% (146 funds) and 4.46% (80 funds), respectively, as of 3/31/07. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

Q: Please describe the market environment for the fund over the six-month period.

A: Early in the period, the bond market appeared to anticipate a move to ease interest rates, despite the US Federal Reserve Board's (the Fed's) reiteration of concerns over inflation at this point in the business cycle. In particular, market participants focused heavily on softening in the housing sector, which has generated much speculation over a possible recession. The expectation of Fed easing was reflected in a yield curve that was actually inverted between two and 10 years, with shorter maturities providing higher yields than longer maturities.3

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

In the first quarter of 2007 inflationary expectations picked up. There was still data indicating the economy was softening, consumers were retrenching and housing was hitting a rough patch. However, other figures indicated that businesses and manufacturers were positive in their outlooks. In addition, there was talk from the Fed that the economy was rebounding, and that controlling inflation continued to be its principal focus. While Chairman Bernanke is viewed as an inflation hawk, the market seemed to be a bit surprised at the focus on inflation in light of some of the worrisome signs in housing. Finally, there was a rebound in commodity prices, which had eased over the prior quarter. The pickup in inflationary concerns was reflected in a resteepening of the yield curve between two and 10 years, as yields on longer-term US Treasuries began to reflect the possible impact of inflation on fixed returns. For the full six-month period, the two-year US Treasury note yield fell 11 basis points to 4.57%, while the 10-year US Treasury yield rose two basis points to 4.64%.

Q: Can you outline the fund's approach to investing in the bond market?

A: We continue to seek to provide high income while also seeking to maintain a high degree of stability of shareholders' capital. To help support the goal of providing a relatively stable share price, we have been targeting a short overall portfolio duration in line with that of the fund's peer group. Duration is a standard measure of interest rate sensitivity used in fixed-income portfolios. In determining a neutral stance for the fund, in addition to looking at the duration of the fund's peer group we take into account the duration of the fund's benchmark, the Lehman 1-3 Year US Government/Credit Index. Over the period, the fund's average duration was closely monitored as we sought to carefully manage the fund's interest rate risk in view of the limited incremental income to be gained from longer maturities and the potential for interest rate increases. Average duration at the end of the period stood at 1.50 years.

In addition, we continue to adjust the fund's relative exposure to different bond market sectors based on our assessment of relative value. We focus strongly on adding value through individual security selection within each fixed-income sector utilized by the fund. In doing so, we rely on the research and analysis generated by investment teams organized to focus on a particular market sector.

The fund has exposure to a broad range of primarily investment grade fixed-income sectors. Our allocation continues to favor so-called "spread" sectors that offer higher yields than US government securities. As of March 31, 2007, the portfolio was allocated 31% to corporate bonds, 17% to asset-backed securities (ABS), 20% to residential mortgage-backed securities (MBS), 18% to commercial mortgage-backed securities (CMBS), and 2% to US Treasuries and Agency securities. The fund held 11% in cash and cash equivalents. The fund's overall quality profile remains high, with the average credit quality of investments in the fund at AA as of the end of the quarter. Within the corporate allocation, about 5% was allocated to the US high yield sector.

Q: What were the fund's principal strategies over the period and how did they impact performance?

A: During the six months, we maintained overweight exposure to the MBS and ABS sectors.4 The MBS allocation helped the fund's performance, and our holdings in particular benefited from structural features that hold up well in periods of increased volatility. The fund's corporate bond investments moved in sympathy with the overall credit market, but provided a higher yield than the benchmark. The fund maintained a modest allocation to high yield of about 5% throughout the period, and this helped performance as high yield prices held up well for most of the period.

4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

We maintained a high average quality throughout the period, and the average credit quality of investments in the fund was AA at the end of the semiannual period. We have maintained an upward bias with respect to the quality of holdings within the corporate, ABS and CMBS sectors. We believe we are well-positioned for the time when credit spreads widen in the direction of their historical norms.

We started the period with a relatively large cash position, reflecting our assessment of risk and reward given a flat yield curve. This position was designed to lower the fund's risk profile but constrained performance a bit as credit sectors continued to outperform. As the period progressed, we drew upon that cash position to make purchases in the MBS sector as we saw opportunities. In addition, we continued to minimize exposure to agency issues.

The fund continues to maintain a shorter duration than the benchmark, the Lehman 1-3 Year Government/Credit Index. Performance was constrained by the shorter duration position as yields in the two-to-five year part of the curve fell over the period.5 The allocation to commercial mortgage-backed securities (CMBS) also constrained performance as CMBS spreads widened late in the period.

5 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 1.25, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one-percentage-point drop in interest rates, and that it should fall by 1.25% for a one-percentage-point rise in interest rates.

Finally, as part of our overall approach, we continue to seek to enhance total returns by employing our integrated Global Alpha Platform (iGAP) strategy. The iGAP strategy seeks to identify the relative value to be found among global bond, cash and currency markets, and then to benefit from disparities through the use of fixed-income futures and currency forward contracts. For the six-month period ended March 31, 2007, the iGAP strategy continued to work well for the fund, contributing approximately 1.02% to returns.

Q: What is your outlook for the fixed-income environment and the fund?

A: While we continue to emphasize sectors that provide a yield advantage versus US Treasuries, we expect to maintain our relatively high-quality profile within these allocations given credit spreads that are narrow by historical standards. We are watching the housing market and interest rate environment closely. GNMAs and most mortgage-backed securities tend to do best in an environment of relatively stable interest rates. The weakening subprime market could cause some mortgage volatility and encourage the Fed to lower rates.

We will continue to monitor the economy and Fed policy closely as we position the fund going forward. We believe the fund remains a solid choice for investors seeking high income while also seeking to maintain a high degree of stability of shareholder's capital.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation	3/31/07	9/30/06

Commercial and Non-Agency Mortgage Backed Securities	36%	37%
Corporate Bonds	29%	24%
Asset Backed	17%	15%
Cash Equivalents	11%	17%
US Government Sponsored Agencies	2%	2%
Foreign Bonds — US$ Denominated	2%	1%
Collateralized Mortgage Obligations	1%	2%
Government National Mortgage Association	1%	1%
US Treasury Obligations	1%	1%
	100%	100%
Quality	3/31/07	9/30/06

US Government & Treasury Obligations	5%	4%
AAA	47%	51%
AA	5%	3%
A	12%	13%
BBB	11%	8%
BB	2%	1%
B	3%	2%
Not Rated	15%	18%
	100%	100%

Asset allocation and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity	3/31/07	9/30/06

Under 1 year	35%	23%
1-2.99 years	34%	49%
3-4.99 years	26%	23%
5-9.99 years	2%	2%
10-14.99 years	1%	1%
15+ years	2%	2%
	100%	100%

Effective maturity are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2007 (Unaudited)

	Principal Amount ($)	Value ($)

Corporate Bonds 28.1%
Consumer Discretionary 2.4%
Alliance One International, Inc., 144A, 8.5%, 5/15/2012	15,000	15,121
AMC Entertainment, Inc., 8.0%, 3/1/2014	54,000	54,945
Asbury Automotive Group, Inc.:
144A, 7.625%, 3/15/2017	35,000	35,088
8.0%, 3/15/2014	20,000	20,450
Cablevision Systems Corp., Series B, 9.87%*, 4/1/2009	29,000	30,740
Caesars Entertainment, Inc., 8.875%, 9/15/2008	54,000	56,295
Clear Channel Communications, Inc., 4.625%, 1/15/2008	2,500,000	2,482,977
CSC Holdings, Inc.:
7.25%, 7/15/2008	53,000	53,729
7.875%, 12/15/2007	119,000	120,339
Series B, 8.125%, 7/15/2009	10,000	10,350
Series B, 8.125%, 8/15/2009	15,000	15,525
Dex Media East LLC/Financial, 12.125%, 11/15/2012	323,000	353,281
EchoStar DBS Corp.:
6.625%, 10/1/2014	59,000	59,369
7.125%, 2/1/2016	50,000	51,625
Federated Retail Holdings, Inc., 5.35%, 3/15/2012	636,000	634,335
Foot Locker, Inc., 8.5%, 1/15/2022	10,000	10,250
Ford Motor Co., 7.45%, 7/16/2031	11,000	8,511
French Lick Resorts & Casinos, 144A, 10.75%, 4/15/2014	115,000	96,600
General Cable Corp.:
144A, 7.125%, 4/1/2017	30,000	30,188
144A, 7.725%*, 4/1/2015	40,000	40,000
Goodyear Tire & Rubber Co., 11.25%, 3/1/2011	215,000	236,231
Gregg Appliances, Inc., 9.0%, 2/1/2013	25,000	26,250
Group 1 Automotive, Inc., 8.25%, 8/15/2013	30,000	31,125
Hanesbrands, Inc., 144A, 8.735%*, 12/15/2014	55,000	56,031
Hertz Corp.:
8.875%, 1/1/2014	100,000	107,750
10.5%, 1/1/2016	20,000	22,800
Home Depot, Inc., 5.475%*, 12/16/2009	1,065,000	1,066,179
Idearc, Inc., 144A, 8.0%, 11/15/2016	165,000	169,744
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	135,000	132,300
Jacobs Entertainment, Inc., 9.75%, 6/15/2014	65,000	66,462
Jarden Corp., 7.5%, 5/1/2017	55,000	55,550
Lear Corp., Series B, 8.75%, 12/1/2016	25,000	23,875
Liberty Media Corp.:
5.7%, 5/15/2013	25,000	23,969
8.25%, 2/1/2030	50,000	49,985
8.5%, 7/15/2029	80,000	81,834
Majestic Star Casino LLC, 9.5%, 10/15/2010	10,000	10,488
Mediacom Broadband LLC, 8.5%, 10/15/2015	10,000	10,225
MGM MIRAGE:
6.75%, 9/1/2012	25,000	24,844
8.375%, 2/1/2011	47,000	49,467
9.75%, 6/1/2007	75,000	75,375
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	61,000	63,592
NCL Corp., 10.625%, 7/15/2014	10,000	9,900
Pokagon Gaming Authority, 144A, 10.375%, 6/15/2014	20,000	22,050
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	75,000	77,625
PRIMEDIA, Inc., 8.875%, 5/15/2011	33,000	33,908
Quiksilver, Inc., 6.875%, 4/15/2015	100,000	94,250
R. R. Donnelley & Sons Co., 5.625%, 1/15/2012	2,000,000	2,015,174
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	203,000	215,180
Rite Aid Corp., 7.5%, 3/1/2017	45,000	44,438
Seminole Hard Rock Entertainment, Inc., 144A, 7.848%*, 3/15/2014	50,000	51,000
Sinclair Broadcast Group, Inc., 8.0%, 3/15/2012	55,000	56,925
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	20,000	20,800
Station Casinos, Inc., 6.5%, 2/1/2014	45,000	41,400
The Bon-Ton Department Stores, Inc., 10.25%, 3/15/2014	35,000	37,581
TRW Automotive, Inc., 144A, 7.0%, 3/15/2014	60,000	58,800
United Auto Group, Inc., 144A, 7.75%, 12/15/2016	100,000	101,000
Viacom, Inc., 5.75%, 4/30/2011	2,000,000	2,027,448
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	47,000	47,705
		11,518,978
Consumer Staples 2.8%
Coca-Cola Enterprises, Inc., 4.375%, 9/15/2009	3,000,000	2,955,687
ConAgra Foods, Inc., 7.875%, 9/15/2010	4,000,000	4,330,100
CVS/Caremark Corp., 4.0%, 9/15/2009	3,000,000	2,919,342
Delhaize America, Inc.:
8.05%, 4/15/2027	45,000	47,780
9.0%, 4/15/2031	180,000	216,274
Harry & David Holdings, Inc., 10.36%*, 3/1/2012	45,000	46,012
Kraft Foods, Inc., 4.0%, 10/1/2008	2,500,000	2,453,707
Pilgrim's Pride Corp., 7.625%, 5/1/2015	15,000	14,963
Viskase Co., Inc., 11.5%, 6/15/2011	155,000	156,550
		13,140,415
Energy 1.1%
Chaparral Energy, Inc., 8.5%, 12/1/2015	10,000	9,875
Chesapeake Energy Corp.:
6.25%, 1/15/2018	75,000	74,063
6.875%, 1/15/2016	145,000	146,813
7.75%, 1/15/2015	60,000	62,550
Complete Production Services, Inc., 144A, 8.0%, 12/15/2016	50,000	51,250
Denbury Resources, Inc., 7.5%, 12/15/2015	25,000	25,250
Dynegy Holdings, Inc.:
6.875%, 4/1/2011	15,000	15,038
7.625%, 10/15/2026	65,000	63,050
8.375%, 5/1/2016	105,000	109,200
El Paso Production Holding Corp., 7.75%, 6/1/2013	93,000	97,185
Enterprise Products Operating LP, 4.95%, 6/1/2010	2,000,000	1,982,760
Frontier Oil Corp., 6.625%, 10/1/2011	40,000	39,900
Pemex Project Funding Master Trust, 9.125%, 10/13/2010	1,575,000	1,763,212
Plains Exploration & Production Co., 7.0%, 3/15/2017	35,000	35,175
Quicksilver Resources, Inc., 7.125%, 4/1/2016	35,000	34,475
Sabine Pass LNG LP:
144A, 7.25%, 11/30/2013	100,000	100,750
144A, 7.5%, 11/30/2016	100,000	100,750
Seitel, Inc., 144A, 9.75%, 2/15/2014	30,000	30,375
Stone Energy Corp.:
6.75%, 12/15/2014	60,000	56,100
144A, 8.11%*, 7/15/2010	135,000	135,000
Tennessee Gas Pipeline Co., 7.625%, 4/1/2037	35,000	40,214
Williams Companies, Inc.:
8.125%, 3/15/2012	248,000	269,700
8.75%, 3/15/2032	129,000	148,672
Williams Partners LP, 144A, 7.25%, 2/1/2017	30,000	31,725
		5,423,082
Financials 15.6%
American General Finance Corp., Series J, 5.605%*, 12/15/2011	4,800,000	4,809,528
Ashton Woods USA LLC, 9.5%, 10/1/2015	110,000	104,775
BCP Crystal Holdings Corp., 9.625%, 6/15/2014	15,000	17,039
Bear Stearns Companies, Inc., 2.875%, 7/2/2008	4,000,000	3,888,600
Boeing Capital Corp., 4.75%, 8/25/2008	4,000,000	3,980,372
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	30,000	30,600
Capital One Bank:
4.25%, 12/1/2008	2,000,000	1,968,820
5.0%, 6/15/2009	1,000,000	996,466
CIT Group, Inc., 5.4%, 2/13/2012	3,455,000	3,461,848
Countrywide Home Loans, Inc., Series L, 4.0%, 3/22/2011	2,000,000	1,895,890
E*TRADE Financial Corp.:
7.375%, 9/15/2013	50,000	52,250
7.875%, 12/1/2015	40,000	43,150
8.0%, 6/15/2011	68,000	71,570
Ford Motor Credit Co.:
7.25%, 10/25/2011	249,000	242,004
7.375%, 10/28/2009	470,000	469,136
7.875%, 6/15/2010	130,000	130,483
8.0%, 12/15/2016	100,000	96,224
8.11%*, 1/13/2012	100,000	97,752
GMAC LLC:
6.875%, 9/15/2011	533,000	533,516
8.0%, 11/1/2031	230,000	246,593
Hexion US Finance Corp., 144A, 9.75%, 11/15/2014	20,000	20,975
HSBC Finance Corp., 4.125%, 12/15/2008	4,500,000	4,421,070
iStar Financial, Inc., (REIT), 5.15%, 3/1/2012	2,000,000	1,961,926
John Deere Capital Corp., Series D, 4.375%, 3/14/2008	4,000,000	3,966,780
JPMorgan Chase & Co., Series A, 6.0%, 1/15/2009	4,000,000	4,053,896
Lehman Brothers Holdings, Inc., 7.0%, 2/1/2008	1,500,000	1,518,258
MBNA Corp., 4.625%, 9/15/2008	4,390,000	4,356,557
Merrill Lynch & Co., Inc., Series C, 4.831%, 10/27/2008	4,000,000	3,978,008
PGS Solutions, Inc., 144A, 9.625%, 2/15/2015	35,000	35,285
Popular North America, Inc., Series E, 3.875%, 10/1/2008	4,000,000	3,921,132
Poster Financial Group, Inc., 8.75%, 12/1/2011	116,000	120,640
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	106,000	114,480
Residential Capital LLC, 6.725%*, 6/29/2007	10,000,000	10,011,180
Textron Financial Corp., Series E, 4.125%, 3/3/2008	2,000,000	1,980,730
The Goldman Sachs Group, Inc., 3.875%, 1/15/2009	3,500,000	3,430,459
Triad Acquisition Corp., Series B, 11.125%, 5/1/2013	52,000	48,620
Universal City Development, 11.75%, 4/1/2010	155,000	164,106
Wachovia Bank NA, 4.375%, 8/15/2008	4,000,000	3,952,440
Washington Mutual, Inc., 5.5%, 8/24/2011	2,000,000	2,001,414
		73,194,572
Health Care 0.9%
Advanced Medical Optics, Inc., 144A, 7.5%, 5/1/2017	35,000	35,262
Cooper Companies, Inc., 144A, 7.125%, 2/15/2015	65,000	65,975
HCA, Inc.:
6.5%, 2/15/2016	30,000	25,538
144A, 9.125%, 11/15/2014	45,000	48,094
Tenet Healthcare Corp., 9.25%, 2/1/2015	117,000	115,830
Wyeth, 4.375%, 3/1/2008	4,000,000	3,962,264
		4,252,963
Industrials 0.9%
Aleris International, Inc., 144A, 9.0%, 12/15/2014 (PIK)	50,000	52,750
Allied Security Escrow Corp., 11.375%, 7/15/2011	19,000	19,380
Allied Waste North America, Inc., Series B, 9.25%, 9/1/2012	135,000	142,425
American Railcar Industries, Inc., 144A, 7.5%, 3/1/2014	40,000	41,100
ARAMARK Corp.:
144A, 8.5%, 2/1/2015	45,000	46,800
144A, 8.86%*, 2/1/2015	30,000	30,825
Baldor Electric Co., 8.625%, 2/15/2017	40,000	42,300
Belden CDT, Inc., 144A, 7.0%, 3/15/2017	35,000	35,701
Browning-Ferris Industries:
7.4%, 9/15/2035	125,000	120,000
9.25%, 5/1/2021	66,000	71,610
Building Materials Corporation of America, 7.75%, 8/1/2014	25,000	24,563
Cenveo Corp., 7.875%, 12/1/2013	69,000	67,620
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	59,000	60,032
DRS Technologies, Inc.:
6.625%, 2/1/2016	25,000	25,250
7.625%, 2/1/2018	85,000	88,400
Esco Corp.:
144A, 8.625%, 12/15/2013	55,000	58,300
144A, 9.23%*, 12/15/2013	250,000	260,000
Esterline Technologies Corp., 144A, 6.625%, 3/1/2017	35,000	35,175
Hawker Beechcraft Acquisition Corp.:
144A, 8.5%, 4/1/2015	50,000	51,938
144A, 8.875%, 4/1/2015 (PIK)	65,000	67,194
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016	130,000	111,475
8.875%, 4/1/2012	129,000	124,162
Kansas City Southern:
7.5%, 6/15/2009	40,000	40,900
9.5%, 10/1/2008	188,000	196,930
Millennium America, Inc., 9.25%, 6/15/2008	58,000	60,175
Mobile Services Group, Inc., 144A, 9.75%, 8/1/2014	60,000	63,450
Pulte Homes, Inc., 4.875%, 7/15/2009	2,000,000	1,970,772
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	30,000	33,563
Ship Finance International Ltd., 8.5%, 12/15/2013	32,000	32,800
Steel Dynamics, Inc., 144A, 6.75%, 4/1/2015	30,000	30,113
Titan International, Inc., 144A, 8.0%, 1/15/2012	85,000	87,444
TransDigm, Inc., 144A, 7.75%, 7/15/2014	20,000	20,650
United Rentals North America, Inc., 7.0%, 2/15/2014	55,000	54,862
Xerox Capital Trust I, 8.0%, 2/1/2027	32,000	32,640
		4,201,299
Information Technology 0.2%
Freescale Semiconductor, Inc., 144A, 8.875%, 12/15/2014	30,000	30,038
L-3 Communications Corp.:
5.875%, 1/15/2015	150,000	145,687
Series B, 6.375%, 10/15/2015	60,000	59,475
Lucent Technologies, Inc., 6.45%, 3/15/2029	208,000	187,720
Sanmina-SCI Corp., 8.125%, 3/1/2016	95,000	89,300
UGS Corp., 10.0%, 6/1/2012	110,000	120,312
Unisys Corp., 7.875%, 4/1/2008	175,000	175,875
		808,407
Materials 0.9%
ARCO Chemical Co., 9.8%, 2/1/2020	310,000	361,925
Chemtura Corp., 6.875%, 6/1/2016	70,000	67,725
CPG International I, Inc.:
10.5%, 7/1/2013	100,000	105,000
12.117%*, 7/1/2012	45,000	46,575
Crystal US Holdings:
Series A, Step-up Coupon, 0% to 10/1/2009, 10.0% to 10/1/2014	110,000	101,919
Series B, Step-up Coupon, 0% to 10/1/2009, 10.5% to 10/1/2014	40,000	37,150
Dow Chemical Co., 5.97%, 1/15/2009	2,000,000	2,020,116
Equistar Chemical Funding, 10.625%, 5/1/2011	90,000	94,950
Exopack Holding Corp., 11.25%, 2/1/2014	110,000	117,700
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017	55,000	59,469
GEO Specialty Chemicals, Inc., 144A, 13.349%*, 12/31/2009 (c)	148,000	122,100
Georgia-Pacific Corp., 144A, 7.125%, 1/15/2017	25,000	25,063
Gibraltar Industries, Inc., Series B, 8.0%, 12/1/2015	40,000	40,400
Hexcel Corp., 6.75%, 2/1/2015	130,000	128,418
Huntsman LLC, 11.625%, 10/15/2010	144,000	156,060
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	80,000	67,300
Lyondell Chemical Co., 10.5%, 6/1/2013	30,000	32,850
Massey Energy Co.:
6.625%, 11/15/2010	70,000	70,700
6.875%, 12/15/2013	80,000	75,900
Momentive Performance Materials, Inc., 144A, 9.75%, 12/1/2014	45,000	46,350
Mueller Holdings, Inc., Step-up Coupon, 0% to 4/15/2009, 14.75% to 4/15/2014	75,000	68,250
Neenah Foundry Co., 144A, 9.5%, 1/1/2017	30,000	30,000
NewMarket Corp., 144A, 7.125%, 12/15/2016	75,000	74,625
Omnova Solutions, Inc., 11.25%, 6/1/2010	160,000	170,000
Pliant Corp., 11.625%, 6/15/2009 (PIK)	5	6
Rockwood Specialties Group, Inc., 10.625%, 5/15/2011	44,000	46,420
The Mosaic Co., 144A, 7.375%, 12/1/2014	50,000	52,125
United States Steel Corp., 9.75%, 5/15/2010	59,000	61,950
Witco Corp., 6.875%, 2/1/2026	55,000	46,887
		4,327,933
Telecommunication Services 1.3%
AT&T, Inc., 4.125%, 9/15/2009	1,500,000	1,466,241
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	106,000	109,975
8.375%, 1/15/2014	70,000	71,575
Citizens Communications Co., 144A, 6.625%, 3/15/2015	30,000	29,925
Insight Midwest LP, 9.75%, 10/1/2009	29,000	29,471
Intelsat Corp., 144A, 9.0%, 6/15/2016	25,000	27,531
MasTec, Inc., 144A, 7.625%, 2/1/2017	50,000	50,625
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	160,000	165,488
Qwest Corp., 7.25%, 9/15/2025	101,000	104,156
Sprint Capital Corp., 7.625%, 1/30/2011	2,000,000	2,150,258
US Unwired, Inc., Series B, 10.0%, 6/15/2012	80,000	87,359
Verizon Maryland, Inc., Series A, 6.125%, 3/1/2012	1,750,000	1,807,843
Windstream Corp., 8.625%, 8/1/2016	10,000	10,938
		6,111,385
Utilities 2.0%
AES Corp., 144A, 8.75%, 5/15/2013	265,000	282,225
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	251,000	274,845
CMS Energy Corp., 8.5%, 4/15/2011	216,000	234,900
Dominion Resources, Inc., 4.125%, 2/15/2008	2,500,000	2,473,970
Exelon Corp., 4.45%, 6/15/2010	1,750,000	1,699,705
Mirant Americas Generation LLC, 8.3%, 5/1/2011	30,000	30,750
Mirant North America LLC, 7.375%, 12/31/2013	40,000	41,000
Mission Energy Holding Co., 13.5%, 7/15/2008	158,000	172,220
NRG Energy, Inc.:
7.25%, 2/1/2014	105,000	107,625
7.375%, 2/1/2016	205,000	210,638
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	262,000	285,908
Public Service Co. of Colorado, Series 14, 4.375%, 10/1/2008	3,500,000	3,458,164
Regency Energy Partners LP, 144A, 8.375%, 12/15/2013	60,000	61,200
Sierra Pacific Resources:
6.75%, 8/15/2017	90,000	91,872
8.625%, 3/15/2014	18,000	19,471
		9,444,493
Total Corporate Bonds (Cost $132,390,940)		132,423,527

Foreign Bonds — US$ Denominated 1.7%
Consumer Discretionary 0.1%
Dollarama Group LP, 144A, 11.12%*, 8/15/2012	25,000	25,250
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	45,000	45,281
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	95,000	100,582
Kabel Deutschland GmbH, 10.625%, 7/1/2014	75,000	83,625
Quebecor World, 144A, 9.75%, 1/15/2015	25,000	26,250
		280,988
Energy 0.0%
OPTI Canada, Inc., 144A, 8.25%, 12/15/2014	45,000	46,800
Secunda International Ltd., 13.36%*, 9/1/2012	54,000	56,025
		102,825
Financials 1.3%
Aiful Corp., 144A, 6.0%, 12/12/2011	2,000,000	2,029,192
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	200,000	228,000
Doral Financial Corp., 6.19%*, 7/20/2007	55,000	51,976
Inmarsat Finance PLC, Step-up Coupon, 0% to 11/15/2008, 10.375% to 11/15/2012	40,000	37,800
Rio Tinto Finance (USA) Ltd., 2.625%, 9/30/2008	1,500,000	1,445,958
Xstrata Finance Canada, 144A, 5.5%, 11/16/2011	2,000,000	2,011,266
		5,804,192
Health Care 0.0%
Biovail Corp., 7.875%, 4/1/2010	83,000	84,634
Industrials 0.1%
Bombardier, Inc.:
144A, 6.3%, 5/1/2014	100,000	95,000
144A, 6.75%, 5/1/2012	100,000	99,500
144A, 8.0%, 11/15/2014	75,000	77,625
Compagnie Generale de Geophysique-Veritas:
7.5%, 5/15/2015	25,000	25,750
7.75%, 5/15/2017	40,000	41,700
Kansas City Southern de Mexico:
9.375%, 5/1/2012	105,000	112,875
12.5%, 6/15/2012	61,000	65,392
Navios Maritime Holdings, 144A, 9.5%, 12/15/2014	50,000	52,062
		569,904
Information Technology 0.0%
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	70,000	70,350
Materials 0.1%
Cascades, Inc., 7.25%, 2/15/2013	82,000	82,000
ISPAT Inland ULC, 9.75%, 4/1/2014	143,000	157,818
Novelis, Inc., 7.25%, 2/15/2015	105,000	111,037
		350,855
Telecommunication Services 0.1%
Intelsat Bermuda Ltd.:
144A, 8.872%*, 1/15/2015	10,000	10,200
144A, 9.25%, 6/15/2016	15,000	16,613
144A, 11.25%, 6/15/2016	10,000	11,350
Intelsat Subsidiary Holding Co., Ltd., 8.25%, 1/15/2013	50,000	52,125
Millicom International Cellular SA, 10.0%, 12/1/2013	50,000	54,750
Nortel Networks Ltd.:
144A, 9.61%*, 7/15/2011	55,000	58,850
144A, 10.125%, 7/15/2013	60,000	65,850
144A, 10.75%, 7/15/2016	40,000	44,400
Orascom Telecom Finance, 144A, 7.875%, 2/8/2014	100,000	98,500
Virgin Media Finance PLC, 8.75%, 4/15/2014	85,000	88,400
		501,038
Total Foreign Bonds — US$ Denominated (Cost $7,737,324)		7,764,786

Asset Backed 16.4%
Automobile Receivables 5.7%
Capital Auto Receivables Asset Trust:
"A3A", Series 2006-2, 4.98%, 5/15/2011	3,860,000	3,857,317
"B", Series 2006-1, 5.26%, 10/15/2010	1,841,000	1,843,864
GS Auto Loan Trust, "C", Series 2006-1, 5.85%, 1/15/2014	3,314,000	3,321,409
Hertz Vehicle Financing LLC, "A3", Series 2004-1A, 144A, 2.85%, 5/25/2009	10,000,000	9,801,123
Nissan Auto Receivables Owner Trust, "A4", Series 2006-A, 4.77%, 7/15/2011	2,011,000	2,002,469
Triad Automobile Receivables Owner Trust, "A4", Series 2006-A, 4.88%, 4/12/2013	6,030,000	6,018,439
		26,844,621
Credit Card Receivables 0.6%
First USA Credit Card Master Trust, "C", Series 1998-6, 144A, 6.16%, 4/18/2011	1,000,000	1,008,870
Providian Gateway Master Trust, "D", Series 2004-FA, 144A, 4.45%, 11/15/2011	1,530,000	1,520,208
		2,529,078
Home Equity Loans 4.7%
Ameriquest Mortgage Securities, Inc., "A6", Series 2003-5, 4.541%, 4/25/2033	1,862,563	1,804,393
Countrywide Asset-Backed Certificates, "1AF2", Series 2005-17, 5.363%, 5/25/2036	2,500,000	2,490,602
Credit-Based Asset Servicing and Securitization, "AF2", Series 2006-CB2, 5.501%, 12/25/2036	4,839,000	4,827,725
First Alliance Mortgage Loan Trust, "A1", Series 1999-4, 8.02%, 3/20/2031	247,884	247,146
GMAC Mortgage Corp. Loan Trust:
"A5", Series 2003-HE2, 4.09%, 4/25/2033	4,602,912	4,550,333
"A2", Series 2006-HE3, 5.75%, 10/25/2036	1,400,000	1,402,579
Renaissance Home Equity Loan Trust, "A2", Series 2005-4, 5.399%, 2/25/2036	1,400,000	1,394,047
Residential Asset Mortgage Products, Inc., "A5", Series 2003-RZ4, 4.66%, 2/25/2032	3,200,000	3,161,083
Specialty Underwriting & Residential Finance, "A2B", Series 2006-BC2, 5.573%, 2/25/2037	2,127,000	2,125,365
		22,003,273
Manufactured Housing Receivables 1.6%
Green Tree Financial Corp., "A5", Series 1994-1, 7.65%, 4/15/2019	1,585,254	1,645,361
Lehman ABS Manufactured Housing Contracts, "A6", Series 2001-B, 6.467%, 8/15/2028	2,555,731	2,623,438
Vanderbilt Acquisition Loan Trust, "A3", Series 2002-1, 5.7%, 9/7/2023	2,931,611	2,938,594
Vanderbilt Mortgage Finance, "A3", Series 2002-A, 5.58%, 3/7/2018	422,917	422,307
		7,629,700
Miscellaneous 3.8%
E-Trade RV and Marine Trust, "A3", Series 2004-1, 3.62%, 10/8/2018	6,484,000	6,292,570
National Collegiate Student Loan Trust:
"AIO", Series 2006-2, Interest Only, 6.0%**, 8/25/2011	6,900,000	1,571,475
"AIO", Series 2006-3, Interest Only, 7.1%**, 1/25/2012	18,740,000	5,368,860
SSB RV Trust, "A5", Series 2001-1, 6.3%, 4/15/2016	4,777,207	4,775,704
		18,008,609
Total Asset Backed (Cost $77,326,207)		77,015,281

US Government Sponsored Agencies 2.1%
Federal National Mortgage Association, 3.125%, 12/15/2007 (Cost $10,097,641)	10,250,000	10,106,070

Commercial and Non-Agency Mortgage-Backed Securities 36.1%
Adjustable Rate Mortgage Trust, "1A21", Series 2005-10, 4.733%*, 1/25/2036	8,211,506	8,153,449
Banc of America Mortgage Securities:
"2A1", Series 2005-B, 4.388%*, 3/25/2035	8,995,866	8,832,306
"A15", Series 2006-2, 6.0%, 7/25/2036	3,490,799	3,531,557
Bear Stearns Commercial Mortgage Securities, Inc.:
"X2", Series 2002-TOP8, 144A, Interest Only, 2.266%**, 8/15/2038	16,946,524	1,025,424
"A1", Series 2000-WF2, 7.11%, 10/15/2032	264,549	267,390
"A1", Series 2000-WF1, 7.64%, 2/15/2032	20,402	20,798
Chase Commercial Mortgage Securities Corp., "A2", Series 1998-1, 6.56%, 5/18/2030	2,068,415	2,082,982
Citigroup Commercial Mortgage Trust, "XP", Series 2004-C2, 144A, Interest Only, 1.134%**, 10/15/2041	181,244,783	6,032,769
Commercial Mortgage Acceptance Corp., "A2", Series 1998-C2, 6.03%, 9/15/2030	2,294,666	2,300,875
Countrywide Alternative Loan Trust:
"A3", Series 2006-J2, 6.0%, 4/25/2036	4,287,277	4,342,525
"A7", Series 2006-9T1, 6.0%, 5/25/2036	3,035,675	3,064,774
"1A4", Series 2006-43CB, 6.0%, 2/25/2037	3,489,931	3,516,690
CS First Boston Mortgage Securities Corp.:
"2A1", Series 2004-AR8, 4.605%*, 9/25/2034	3,633,628	3,594,899
"A3", Series 2001-CF2, 6.238%, 2/15/2034	1,261,898	1,264,756
Deutsche Mortgage & Asset Receiving Corp., "A2", Series 1998-C1, 6.538%, 6/15/2031	1,957,188	1,966,443
DLJ Commercial Mortgage Corp., "A1B", Series 1998-CG1, 6.41%, 6/10/2031	6,095,107	6,142,512
First Horizon Alternative Mortgage Securities, "A5", Series 2005-FA9, 5.5%, 12/25/2035	8,016,964	8,042,347
First Horizon Mortgage Pass-Through Trust, "2A1", Series 2005-AR4, 5.339%*, 10/25/2035	3,153,551	3,154,380
First Union National Bank Commercial Mortgage, "A1", Series 1999-C4, 7.184%, 12/15/2031	68,156	68,100
First Union-Lehman Brothers Commercial Mortgage, "A3", Series 1997-C2, 6.65%, 11/18/2029	3,280,931	3,284,267
First Union-Lehman Brothers-Bank of America, "A2", Series 1998-C2, 6.56%, 11/18/2035	6,259,266	6,309,521
GMAC Commercial Mortgage Securities, Inc., "A3", Series 1997-C1, 6.869%, 7/15/2029	2,156,245	2,154,914
Greenwich Capital Commercial Funding Corp.:
"XP", Series 2005-GG3, 144A, Interest Only, 0.966%**, 8/10/2042	245,974,248	6,326,212
"A2", Series 2005-GG5, 5.117%, 4/10/2037	4,400,000	4,401,388
GSR Mortgage Loan Trust, "2A1", Series 2006-5F, 6.0%, 6/25/2036	4,703,159	4,748,850
JPMorgan Alternative Loan Trust, "2A1", Series 2006-A7, 5.3%, 12/25/2036	1,633,678	1,626,178
JPMorgan Chase Commercial Mortgage Securities Corp., "A2", Series 2005-LDP2, 4.575%, 7/15/2042	4,400,000	4,329,848
JPMorgan Mortgage Trust, "A6", Series 2006-S4, 6.0%, 1/25/2037	5,500,000	5,542,751
LB Commercial Conduit Mortgage Trust, "A3", Series 1998-C1, 6.48%, 2/18/2030	5,801,893	5,819,875
LB-UBS Commercial Conduit Mortgage Trust, "A1", Series 2000-C3, 7.95%, 5/15/2015	5,453	5,453
LB-UBS Commercial Mortgage Trust, "XCP", Series 2004-C8, 144A, Interest Only, 0.973%**, 12/15/2039	344,551,779	8,434,455
Morgan Stanley Capital I:
"A2", Series 2005-T17, 4.11%, 12/13/2041	1,820,006	1,795,795
"A2", Series 1998-HF2, 6.48%, 11/15/2030	6,880,283	6,949,001
"A2", Series 1998-WF2, 6.54%, 7/15/2030	3,461,142	3,489,254
"A2", Series 1998-WF1, 6.55%, 3/15/2030	670,961	671,458
PHHMC Mortgage Pass-Through Certificates, "A2", Series 2006-2, 6.168%*, 7/18/2036	6,050,000	6,108,322
Prudential Securities Secured Financing Corp., "A1B", Series 1998-C1, 6.506%, 7/15/2008	4,200,093	4,219,338
Residential Funding Mortgage Securities I:
"A5", Series 2005-S9, 5.75%, 12/25/2035	10,115,000	10,198,820
"3A4", Series 2006-S12, 5.75%, 12/25/2036	5,781,742	5,817,847
Wachovia Bank Commercial Mortgage Trust, "XP", Series 2005-C17, 144A, Interest Only, 0.434%**, 3/15/2042	407,645,286	4,655,228
Washington Mutual Mortgage Pass-Through Certificates, "A2", Series 2005-11, 5.75%, 1/25/2036	5,482,387	5,526,898
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $174,695,165)		169,820,649

Collateralized Mortgage Obligations 1.4%
Federal Home Loan Mortgage Corp., "CQ", Series 2434, 6.5%, 8/15/2023 (Cost $6,825,719)	6,663,301	6,711,198

Government National Mortgage Association 0.8%
Government National Mortgage Association, 6.0%, 1/15/2021 (Cost $3,820,452)	3,717,636	3,780,642

US Treasury Obligations 0.6%
US Treasury Bill, 4.97%***, 4/19/2007 (a) (Cost $2,628,452)	2,635,000	2,628,452
	Shares	Value ($)

Cash Equivalents 11.1%
Cash Management QP Trust, 5.33% (b) (Cost $52,147,035)	52,147,035	52,147,035
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $467,668,935)+	98.3	462,397,640
Other Assets and Liabilities, Net	1.7	8,229,936
Net Assets	100.0	470,627,576
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2007.
** These securities are shown at their current rate as of March 31, 2007.
*** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $467,714,365. At March 31, 2007, net unrealized depreciation for all securities based on tax cost was $5,316,725. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,380,243 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,696,968.
(a) At March 31, 2007, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(b) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Security has a deferred interest payment of $4,800 from March 31, 2006.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of asset-backed securities. IO securities are subject to prepayment risk of the pool of underlying asset-backed loans.

PIK: Denotes that all or a portion of the income is paid in kind.

REIT: Real Estate Investment Trust

At March 31, 2007, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Deppreciation) ($)
10 Year Canadian Government Bond	6/20/2007	11	1,088,586	1,079,991	(8,595)
10 Year Japan Government Bond	6/11/2007	41	46,717,458	46,674,729	(42,729)
10 Year Republic of Germany Bond	6/7/2007	226	34,900,338	34,694,591	(205,747)
10 Year US Treasury Note	6/20/2007	130	13,986,567	14,056,250	69,683
2 Year US Treasury Note	6/29/2007	181	37,012,754	37,085,204	72,450
Total net unrealized depreciation on open future contracts					(114,938)

At March 31, 2007, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Deppreciation) ($)
10 Year Australian Bond	6/15/2007	237	19,608,820	19,355,011	253,809
2 Year Republic of Germany Bond	6/7/2007	338	46,721,487	46,643,997	77,490
5 Year US Treasury Note	6/29/2007	103	10,779,281	10,897,078	(117,797)
2 Year US Treasury Note	6/29/2007	101	20,621,053	20,693,953	(72,900)
United Kingdom Treasury Bond	6/27/2007	201	42,871,841	42,642,920	228,921
Total net unrealized appreciation on open futures contracts					369,523

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. The "aggregate face value" presented above represents the Fund's total exposure in such contracts.

At March 31, 2007, the Fund has the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
USD	6,929,568	AUD	8,861,000	6/20/2007	222,145
USD	30,768,273	GBP	15,936,000	6/20/2007	579,694
JPY	4,946,944,000	USD	43,020,271	6/20/2007	598,380
USD	9,389,331	NOK	57,675,000	6/20/2007	119,914
USD	21,430,023	SGD	32,693,000	6/20/2007	230,294
USD	1,842,750	NZD	2,694,000	6/20/2007	70,958
Total net unrealized appreciation					1,821,385
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
CAD	1,881,000	USD	1,605,498	6/20/2007	(27,667)
CHF	25,523,000	USD	21,099,753	6/20/2007	(48,516)
EUR	2,143,000	USD	2,838,725	6/20/2007	(33,066)
SEK	58,922,000	USD	8,394,464	6/20/2007	(81,103)
Total net unrealized depreciation					(190,352)
Currency Abbreviations
AUD Australian Dollar
CAD Canadian Dollar
CHF Swiss Franc
EUR EURO
GBP British Pound
JPY Japanese Yen
NOK Norwegian Krone
NZD New Zealand Dollar
SEK Swedish Krona
SGD Singapore Dollar
USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $415,521,900)	$ 410,250,605
Investment in Cash Management QP Trust (cost $52,147,035)	52,147,035
Total investments in securities, at value (cost $467,668,935)	462,397,640
Cash	22,127
Deposits with broker for open futures contracts	1,170,500
Receivable for investments sold	71,211
Receivable for Fund shares sold	2,917,424
Receivable for variation margin on open futures contracts	298,498
Interest receivable	3,344,000
Unrealized appreciation on forward foreign currency exchange contracts	1,821,385
Due from Advisor	101,365
Other assets	63,036
Total assets	472,207,186
Liabilities
Payable for investments purchased	188,723
Payable for Fund shares redeemed	469,292
Accrued management fee	229,678
Unrealized depreciation on forward foreign currency exchange contracts	190,352
Accrued expenses and payables	501,565
Total liabilities	1,579,610
Net assets, at value	$ 470,627,576
Net Assets
Net assets consist of: Undistributed net investment income	1,806,116
Net unrealized appreciation (depreciation) on: Investments	(5,271,295)
Futures	254,585
Foreign currency related transactions	1,624,871
Accumulated net realized gain (loss)	(10,793,826)
Paid-in capital	483,007,125
Net assets, at value	$ 470,627,576

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($95,261,726 ÷ 9,580,655 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.94
Maximum offering price per share (100 ÷ 97.25 of $9.94)	$ 10.22

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($93,162,006 ÷ 9,379,120 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.93
Class S* Net Asset Value, offering and redemption price(a) per share ($282,203,844 ÷ 28,358,753 shares of outstanding capital stock, $.001 par value, unlimited number of shares authorized)	$ 9.95
* On October 23, 2006, Investment Class was renamed Class S.
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2007 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $112)	$ 9,951,888
Interest — Cash Management QP Trust	1,486,656
Total Income	11,438,544
Expenses: Management fee	1,167,244
Administration fee	233,449
Services to shareholders	425,546
Custodian fee	13,575
Distribution service fees	617,699
Auditing	33,527
Legal	9,624
Trustees' fees and expenses	11,495
Reports to shareholders	49,522
Registration fees	22,209
Other	28,617
Total expenses before expense reductions	2,612,507
Expense reductions	(245,846)
Total expenses after expense reductions	2,366,661
Net investment income	9,071,883
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	5,446
Futures	739,002
Foreign currency related transactions	1,349,465
2,093,913
Net unrealized appreciation (depreciation) during the period on: Investments	1,499,950
Futures	455,609
Foreign currency related transactions	1,769,125
3,724,684
Net gain (loss) on investment transactions	5,818,597
Net increase (decrease) in net assets resulting from operations	$ 14,890,480

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2007 (Unaudited)	Year Ended September 30, 2006
Operations: Net investment income	$ 9,071,883	$ 20,995,363
Net realized gain (loss) on investment transactions	2,093,913	(417,644)
Net unrealized appreciation (depreciation) during the period on investments, futures and foreign currency related transactions	3,724,684	4,839,601
Net increase (decrease) in net assets resulting from operations	14,890,480	25,417,320
Distributions to shareholders: Net investment income: Class A	(1,708,582)	(3,856,912)
Class C	(1,556,056)	(3,954,631)
Class S	(5,517,780)	(15,404,345)
Net realized gains: Class A	(550,011)	(1,311,345)
Class C	(632,394)	(1,560,066)
Class S	(1,870,013)	(5,547,753)
Fund share transactions: Proceeds from shares sold	67,177,028	69,922,812
Reinvestment of distributions	10,712,608	29,107,115
Cost of shares redeemed	(82,816,237)	(396,247,444)
Redemption fees	2,788	6,398
Net increase (decrease) in net assets from Fund share transactions	(4,923,813)	(297,211,119)
Increase (decrease) in net assets	(1,868,169)	(303,428,851)
Net assets at beginning of period	472,495,745	775,924,596
Net assets at end of period (including undistributed net investment income of $1,806,116 and $1,516,651, respectively)	$ 470,627,576	$ 472,495,745

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2007[a]	2006	2005[b]	2004	2003[c]
Selected Per Share Data
Net asset value, beginning of period	$ 9.88	$ 9.93	$ 10.00	$ 10.00	$ 10.00
Income (loss) from investment operations: Net investment income[d]	.20	.35	.33	.38	.32
Net realized and unrealized gain (loss) on investment transactions	.11	.10	.19	(.00)***	(.01)
Total from investment operations	.31	.45	.52	.38	.31
Less distributions from: Net investment income	(.19)	(.38)	(.34)	(.38)	(.31)
Net realized gain on investment transactions	(.06)	(.12)	(.25)	(.16)	(.04)
Reverse stock split[e]	—	—	—	.16	.04
Total distributions	(.25)	(.50)	(.59)	(.38)	(.31)
Redemption fees	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 9.94	$ 9.88	$ 9.93	$ 10.00	$ 10.00
Total Return (%)[f,g]	3.25**	4.71	5.24	3.87	3.12**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	95	85	119	288	250
Ratio of expenses before expense reductions	1.04*	1.34[i]	1.45[i]	1.50[i]	1.51i*
Ratio of expenses after expense reductions	.86*	.88[i]	.95[i]	1.25[i]	1.25i*
Ratio of net investment income (%)	4.04*	3.61	3.21	3.86	3.79*
Portfolio turnover rate	21*	129[h]	298	120	244
[a] For the six months ended March 31, 2007 (Unaudited).
[b] Effective November 17, 2004, the Fund converted from a stable value fund to a short-term bond fund. The return for the Fund includes a one-time adjustment of 2.7% related to the conversion and in the absence of the conversion, the return would have been lower.
[c] For the period November 29, 2002 (commencement of operations of Class A shares) to September 30, 2003.
[d] Based on average share outstanding during the period.
[e] See Note E in Notes to Financial Statements.
[f] Total return does not reflect the effect of any sales charges.
[g] Total return would have been lower had certain expenses not been reduced.
[h] On January 13, 2006, the Scudder Limited-Duration Plus Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the DWS Short Duration Plus Fund as a stand-alone fund in addition to the Scudder Limited-Duration Plus Portfolio.
[i] Includes expenses allocated from Scudder Limited-Duration Plus Portfolio.
* Annualized ** Not annualized *** Amount is less than $.005.

Class C Years Ended September 30,	2007[a]	2006	2005[b]	2004	2003[c]
Selected Per Share Data
Net asset value, beginning of period	$ 9.87	$ 9.93	$ 10.00	$ 10.00	$ 10.00
Income (loss) from investment operations: Net investment income[d]	.16	.29	.26	.31	.20
Net realized and unrealized gain (loss) on investment transactions	.12	.09	.19	(.00)***	(.01)
Total from investment operations	.28	.38	.45	.31	.19
Less distributions from: Net investment income	(.16)	(.32)	(.27)	(.31)	(.19)
Net realized gain on investment transactions	(.06)	(.12)	(.25)	(.16)	—
Reverse stock split[e]	—	—	—	.16	—
Total distributions	(.22)	(.44)	(.52)	(.31)	(.19)
Redemption fees	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 9.93	$ 9.87	$ 9.93	$ 10.00	$ 10.00
Total Return (%)[f,g]	2.94**	4.07	4.47	3.10	1.92**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	93	100	139	257	222
Ratio of expenses before expense reductions	1.77*	2.09[i]	2.19[i]	2.25[i]	2.26i*
Ratio of expenses after expense reductions	1.61*	1.50[i]	1.57[i]	2.00[i]	2.00i*
Ratio of net investment income (%)	3.29*	2.99	2.59	3.11	3.06*
Portfolio turnover rate	21*	129[h]	298	120	244
[a] For the six months ended March 31, 2007 (Unaudited).
[b] Effective November 17, 2004, the Fund converted from a stable value fund to a short-term bond fund. The return for the Fund includes a one-time adjustment of 2.7% related to the conversion and in the absence of the conversion, the return would have been lower.
[c] For the period February 3, 2003 (commencement of operations of Class C shares) to September 30, 2003.
[d] Based on average share outstanding during the period.
[e] See Note E in Notes to Financial Statements.
[f] Total return does not reflect the effect of sales charges.
[g] Total return would have been lower had certain expenses not been reduced.
[h] On January 13, 2006, the Scudder Limited-Duration Plus Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the DWS Short Duration Plus Fund as a stand-alone fund in addition to the Scudder Limited-Duration Plus Portfolio.
[i] Includes expenses allocated from Scudder Limited-Duration Plus Portfolio.
* Annualized ** Not annualized *** Amount is less than $.005.

Class S+ Years Ended September 30,	2007[a]	2006	2005[b]	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 9.89	$ 9.93	$ 10.00	$ 10.00	$ 10.00	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.20	.35	.33	.40	.42	.52
Net realized and unrealized gain (loss) on investment transactions	.11	.11	.19	(.00)***	(.01)	—
Total from investment operations	.31	.46	.52	.40	.41	.52
Less distributions from: Net investment income	(.19)	(.38)	(.34)	(.40)	(.41)	(.52)
Net realized gain on investment transactions	(.06)	(.12)	(.25)	(.16)	(.04)	—
Reverse stock split[d]	—	—	—	.16	.04	—
Total distributions	(.25)	(.50)	(.59)	(.40)	(.41)	(.52)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 9.95	$ 9.89	$ 9.93	$ 10.00	$ 10.00	$ 10.00
Total Return (%)[e]	3.25**	4.80	5.28	4.12	4.13	5.33
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	282	287	518	1,584	1,513	573
Ratio of expenses before expense reductions	.93*	1.27[g]	1.38[g]	1.50[g]	1.50[g]	1.57[g]
Ratio of expenses after expense reductions	.86*	.88[g]	.90[g]	1.00[g]	1.00[g]	1.00[g]
Ratio of net investment income (%)	4.04*	3.61	3.26	4.11	4.13	4.86
Portfolio turnover rate	21*	129[f]	298	120	244	62
+ On October 23, 2006, Investment Class was renamed Class S.
[a] For the six months ended March 31, 2007 (Unaudited).
[b] Effective November 17, 2004, the Fund converted from a stable value fund to a short-term bond fund. The return for the Fund includes a one-time adjustment of 2.7% related to the conversion and in the absence of the conversion, the return would have been lower.
[c] Based on average share outstanding during the period.
[d] See Note E in Notes to Financial Statements.
[e] Total return would have been lower had certain expenses not been reduced.
[f] On January 13, 2006, the Scudder Limited-Duration Plus Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the DWS Short Duration Plus Fund as a stand-alone fund in addition to the Scudder Limited-Duration Plus Portfolio.
[g] Includes expenses allocated from Scudder Limited-Duration Plus Portfolio.
* Annualized ** Not annualized *** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Short Duration Plus Fund (the "Fund") is a diversified series of the DWS Advisor Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares (formerly Investment Class) are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. On October 23, 2006, Investment Class shares were renamed Class S shares.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of March 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and to enhance the total returns.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2006, the Fund had a net tax basis capital loss carryforward of approximately $1,970,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2012 ($1,140,000) and September 30, 2014 ($830,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2005 through September 30, 2006, the Fund incurred approximately $8,230,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2007.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily related to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended March 31, 2007, purchases and sales of investment securities (excluding short-term instruments and US Treasury obligations) aggregated $90,920,058 and $66,144,837, respectively. Purchases and sales of US Treasury obligations aggregated $7,968,845 and $9,963,993, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Investment Americas, Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund.

Prior to January 1, 2007, Deutsche Asset Management, Inc. ("DAMI"), an indirect, wholly owned subsidiary of Deutsche Bank AG, was the Advisor for the Fund. Effective January 1, 2007, DAMI merged with DIMA. The Board of the Fund approved a new investment management agreement between the Fund and DIMA. The new investment management agreement is identical in substance to the previous investment management agreement for the Fund, except for the named investment advisor.

Management Agreement. Under the Investment Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays an investment management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.500%
Next $500 million of such net assets	.485%
Next $1.0 billion of such net assets	.470%
Over $2.0 billion of such net assets	.455%

For the period from October 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its investment management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, proxy/shareholder meeting costs, taxes, brokerage, interest, organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	.97%
Class C	1.72%
Class S	.97%

Effective October 1, 2006, the Advisor has voluntarily agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses at the following annual rates:

Class A	.86%
Class C	1.61%
Class S	.86%

For the period from October 1, 2006 through March 31, 2007, the Management Fee charged to the Fund was $1,167,244, which was equivalent to an annual effective rate of 0.50% of the Fund's average daily net assets.

In addition, the Advisor reimbursed the Fund $19,051 of other expenses.

Administration Fee. Pursuant to an Administrative Services Agreement with DIMA, the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2007, the Advisor received an Administration Fee of $233,449, of which $39,631 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class A, C and Class S shares of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fees it receives from the Fund. For the six months ended March 31, 2007, the amounts charged to the Fund by DWS-SISC for transfer agency services were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2007
Class A	$ 43,498	$ 43,498	$ —
Class C	38,644	38,644	—
Class S	70,036	70,036	—
	$ 152,178	$ 152,178	$ —

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% and 0.75% of average daily net assets of Class A and C shares, respectively. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class A and C shares. For the six months ended March 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Waived	Unpaid at March 31, 2007
Class A	$ 108,461	$ 32,633	$ 14,399
Class C	359,216	—	59,212
	$ 467,677	$ 32,633	$ 73,611

In addition, DWS-SDI provides information and administrative services for a fee (Service Fee) to Class C shareholders, and Class S shareholders (through October 22, 2006) at an annual rate of up to 0.25% of average daily net assets for Class C and Class S shares. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at March 31, 2007	Annualized Effective Rate
Class C	$ 118,773	$ 37,676	$ 15,350.17%
Class S	31,249	3,434	—	.02%
	$ 150,022	$ 41,110	$ 15,350

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2007 aggregated $8,053.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1.00% of the value of the shares redeemed for Class C. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2007, the amount charged to the Fund by DIMA included in reports to shareholders aggregated $15,080, all of which is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custodian expenses. During the six months ended March 31, 2007, the custodian fee was reduced by $874 for custodian credits earned.

E. Additional Distributions

In order to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, the Fund is required to distribute accumulated net realized gains, if any, on an annual basis. When such distributions are made, the immediate impact is a corresponding reduction in the net asset value per share of each Class. Prior to November 17, 2004, the objective of the Fund was to maintain a stable net asset value of $10 per share. The Fund declared a reverse stock split immediately subsequent to any such distributions at a rate that caused the total number of shares held by each shareholder, including shares acquired on reinvestment of that distribution, to remain the same as before the distribution was paid and in effect reinstate a net asset value of $10 per share.

Since the Fund's net asset value fluctuates after November 16, 2004, the Fund no longer follows a policy of declaring a reverse stock split when it makes capital gains distributions or additional income distributions.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2007		Year Ended September 30, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,139,888	$ 31,154,939	2,376,956	$ 23,320,541
Class C	540,195	5,350,898	905,064	8,863,078
Class S*	3,092,328	30,671,191	3,842,505	37,739,193
		$ 67,177,028		$ 69,922,812
Shares issued to shareholders in reinvestment of distributions
Class A	189,895	$ 1,877,396	457,730	$ 4,483,150
Class C	196,100	1,936,565	510,819	5,001,496
Class S*	697,189	6,898,647	2,001,850	19,622,469
		$ 10,712,608		$ 29,107,115
Shares redeemed
Class A	(2,333,782)	$ (23,126,408)	(6,241,292)	$ (61,208,548)
Class C	(1,533,327)	(15,179,152)	(5,212,516)	(51,084,656)
Class S*	(4,487,532)	(44,510,677)	(28,947,780)	(283,954,240)
		$ (82,816,237)		$ (396,247,444)
Redemption fees		$ 2,788		$ 6,398
Net increase (decrease)
Class A	996,001	$ 9,907,518	(3,406,606)	$ (33,404,797)
Class C	(797,032)	(7,891,689)	(3,796,633)	(37,217,851)
Class S*	(698,015)	(6,939,642)	(23,103,425)	(226,588,471)
		$ (4,923,813)		$ (297,211,119)
* On October 23, 2006, Investment Class was renamed Class S.

H. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

I. Subsequent Event

On October 11, 2006, the Board of DWS Short Term Bond Fund approved the reorganization of the Fund into DWS Short Duration Plus Fund, a DWS Scudder Fund managed by the same portfolio management team. Effective April 23, 2007, the reorganization was completed.

Investment Management Agreement Approval

In December 2006, the Board approved an amended and restated investment management agreement with DIMA in connection with the merger of DAMI into DIMA. In determining to approve this agreement, the Board considered Deutsche Bank's representations that this change was administrative in nature, and would not involve any change in operations or services provided to the fund, or to the personnel involved with providing such services. The Board also considered that the terms of the agreement with DIMA were substantially identical to the terms of the fund's prior agreement with DAMI. A discussion of factors considered by the Board in determining to approve the continuation the fund's prior investment management agreement with DAMI in September 2006 in connection with the Board's annual review of the fund's contractual arrangements is included in the fund's report for the period ended September 30, 2006.

Account Management Resources

For shareholders of Classes A and C
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C
Nasdaq Symbol	PPIAX	PPLCX
CUSIP Number	23336Y 748	23336Y 730
Fund Number	418	718
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	DBPIX
Fund Number	822

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Short Duration Plus Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	May 29, 2007